Annual Report

December 31, 2001

T. Rowe Price
Equity Income Portfolio



Dear Investor

The last six months have been as tumultuous as any we have witnessed in quite some time. We observed unforeseeable tragedy and heroism on September 11. We watched in awe as the coalition military response ferreted out those responsible for the terror. We viewed with fascination the collapse of Enron. We felt a sense of pride as the country pulled together in the aftermath of the attacks. Despite the turmoil, your Portfolio delivered positive results in an abysmal market environment.

  Equity markets continued to struggle with the earnings and confidence issues associated with the recession, which everyone realized we were in but which economists finally proclaimed had actually begun in March. To stimulate the economy, the Fed cut rates a record 11 times in the last 12 months. Just when things seemed bleakest, contrary to most expectations, the stock market began to rebound sharply in the last few months of the year.

  Performance Comparison

  Periods Ended 12/31/01                           6 Months            12 Months
--------------------------------------------------------------------------------

  Equity Income Portfolio                            -1.15%                1.46%

  S&P 500 Stock Index                                 -5.56               -11.89

  Lipper Variable Annuity
  Underlying Equity Income
  Funds Average                                       -2.67                -4.27

  Over the past three months, market performance was nowhere near as bad as it was earlier in the fall. During the second half of 2001, the broad market measured by the S&P 500 Stock Index posted a total return of -5.56%. This period consisted of two quite distinct market environments: the July-through-September decline, and the October-through-December rally.
  The Portfolio performed reasonably well in the six-month period, posting a slightly negative return but outperforming both the S&P 500 and the Lipper average for similarly managed funds. However, like the broad market, our story consisted of two chapters. Chapter One would describe how the Portfolio performed relatively defensively in the traumatic third quarter. Chapter Two would detail how we rebounded but lagged the more significant advance of the broad market in the fourth quarter. For the year as a whole, we were pleased to have provided some measure of protection, generating a positive return versus steeply negative results from the broad market and the competition in a generally difficult market environment. Indeed, the Portfolio provided positive returns in both 2000 and 2001. By contrast, the S&P 500 and Nasdaq Composite concluded their worst two-year declines in nearly three decades, while the Dow suffered its first back-to-back losses since 1977-78.


YEAR-END DISTRIBUTION

  On December 11, 2001, your Board of Directors declared a fourth-quarter income dividend of $0.07 a share. On the same day, a $0.20 capital gain distribution was declared, $0.03 of which was short term and $0.17 long term. The dividend and capital gain distributions were paid on December 13 to shareholders of record on December 11.


PORTFOLIO REVIEW

  The best strategy in 2001, in basketball terms, was to avoid the risky three-point shot and concentrate on playing good defense. Since, as mentioned, the broad market declined two years in a row, it was very easy to lose money - a tremendous amount of money in some sectors. Concerns over September 11, the recession, earnings issues, and specific company problems like Enron weighed on investor psychology. We had our share of both winners and losers, but fortunately the former outnumbered the latter. Interestingly, many of our most rewarding investments last year were in companies that had struggled in previous years. Lockheed Martin, Stanley Works, General Mills, and Microsoft disappointed us in 1999 and 2000 only to rebound sharply in 2001. Conversely, we were disappointed by our investments in Disney, Mellon Financial, Chubb, and Eastman Kodak as management execution, investor sentiment, or in some cases an incorrect valuation analysis on our part resulted in poor returns.


  Sector Diversification
  12/31/01

  Consumer                                                              22

  Industrials,Business Services
  and Materials                                                         23

  Energy and Utilities                                                  14

  Financials                                                            20

  Health Care                                                            6

  Telecommunication Services                                             7

  Information Technology                                                 4

  Reserves and Others                                                    4

  Based on net assets as of 12/31/01.                                  100


Purchases and Sales

  As usual, we focused on companies with identifiable patterns of undervaluation, which usually means investing in companies that are out of favor for various reasons. Recent examples include Merck, American Express, Qwest Communications International, and Disney. These and other purchases (shown in the Major Portfolio Changes table following this letter) had fallen in price and offered a good combination of attractive upside potential and limited downside risk, in our view. Controversy often surrounds fine companies and contributes to depressed valuations, but our analysis indicates that each of these companies provides good long-term value and a management team more than capable of improving shareholder returns.

  Companies we eliminated or reduced in the second half generally fell into the opposite category. In most cases, they are high-quality companies whose stocks performed relatively well in a weak market and include H&R Block, Heinz, Southern Company, and Emerson Electric. With so many stocks having plunged to bargain-basement prices, richly valued stocks like these no longer appear compelling to us, so we reinvested the proceeds from our sales into companies with more upside potential.


  Financial Profile                        Equity Income
  As of 12/31/01                               Portfolio                 S&P 500
--------------------------------------------------------------------------------

  Current Yield                                     2.2%                    1.4%

  Price/Book Ratio                                  3.0X                    4.2X

  Price/Earnings Ratio
  (2002 estimated EPS)                             19.2X                   23.5X

  Historical Beta
  (based on monthly
  returns for 5 years)                              0.57                    1.00

  In terms of overall portfolio structure, we try not to make major market-timing moves since they are usually futile. The portfolio sector breakdown appears in the pie chart to the left, and the Financial Profile of the Portfolio is also shown on this page. As is typically the case, your fund remains well diversified, and we continue to invest in stocks that sell at lower-than-average price/earnings ratios and generally offer higher dividend yields.


OUTLOOK

  After two difficult years for many equity investors, we believe there are reasons for a positive outlook in 2002. While stocks have rarely declined three years running, this in itself is not sufficient cause for optimism. Also, even though stock prices are generally more reasonable than they were two years ago, they are not exactly cheap. Our tempered optimism is based on three factors: first, the Fed has been acting aggressively to lower interest rates, and the economy usually responds well to a stimulative monetary policy after some time lag; second, after a terrible year in which corporate earnings declined about 16%, we expect profit growth to improve in 2002, making comparisons to 2001 fairly easy; third, money market fund assets have grown by leaps and bounds even as yields have fallen sharply. The impact on stocks when this money starts flowing back could be significant.

  It is too early to know for sure whether the stock market bottomed last fall. However, many attractive opportunities are available among various sectors and companies after the sell-off of the past two years, and we believe investors with reasonable time horizons will be rewarded for sticking to a consistent, value-oriented investment strategy such as the one we follow in this Portfolio. We will continue to work diligently on your behalf to identify opportunities consistent with this approach.

  As always, we appreciate your continued confidence and support.

  Respectfully submitted,

  Brian C. Rogers
  President and chairman of the portfolio's Investment Advisory Committee

  January 18, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights

Twenty-Five Largest Holdings
                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------

ChevronTexaco                                                     2.6%

Exxon Mobil                                                       2.3

Honeywell International                                           1.8

Union Pacific                                                     1.7

BP                                                                1.7

American Home Products                                            1.5

Lockheed Martin                                                   1.5

FleetBoston Financial                                             1.4

International Paper                                               1.4

3M                                                                1.4

Mellon Financial                                                  1.4

Bank One                                                          1.4

Verizon Communications                                            1.4

Waste Management                                                  1.4

SBC Communications                                                1.3

Disney                                                            1.3

Alltel                                                            1.2

Citigroup                                                         1.2

Knight-Ridder                                                     1.2

DuPont                                                            1.2

UST                                                               1.2

Starwood Hotels & Resorts Worldwide                               1.1

Merck                                                             1.1

American Express                                                  1.1

Unocal                                                            1.1

Total                                                            35.9%
--------------------------------------------------------------------------------



Major Portfolio Changes

Six Months Ended 12/31/01
Listed in descending order of size


LARGEST PURCHASES (10)
------------------------------------------------
Merck*
American Express*
GE*
Constellation Energy Group*
Qwest Communications International*
Disney
Raytheon*
Reader's Digest
Cooper Industries
Amerada Hess



LARGEST SALES (10)
------------------------------------------------
H&R Block**
Heinz**
Lockheed Martin
Southern Company**
ChevronTexaco
Mellon Financial
AIG
Intel**
General Mills
Hershey Foods
------------------------------------------------

 *Position added.
**Position eliminated.



Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Equity Income Portfolio

                                              Lipper
                                            Variable
                                             Annuity
                                          Underlying
                                              Equity
                                              Income                     Equity
                    S&P 500                    Funds                     Income
                      Index                  Average                  Portfolio

03/31/1994           10,000                   10,000                     10,000
12/31/1994           10,532                   10,347                     10,715
12/31/1995           14,489                   13,672                     14,439
12/31/1996           17,816                   16,180                     17,263
12/31/1997           23,760                   20,816                     22,244
12/31/1998           30,550                   23,550                     24,262
12/31/1999           36,978                   25,217                     25,164
12/31/2000           33,610                   27,258                     28,447
12/31/2001           29,616                   26,086                     28,864



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Equity Income Portfolio
Periods Ended 12/31/01

                                                    Since             Inception
1 Year        3 Years       5 Years             Inception                  Date
--------------------------------------------------------------------------------
 1.46%          5.96%        10.83%                14.65%               3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Equity Income Portfolio


                          For a share outstanding throughout each period
                          --------------------------------------------------

                    Year
                   Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE
Beginning of
period         $   19.55   $   18.73   $   19.25   $   18.59   $   15.26

Investment activities
  Net investment
  income (loss)     0.28        0.37        0.38        0.39        0.40

  Net realized and
  unrealized
  gain (loss)      (0.02)       1.95        0.33        1.27        3.94

  Total from
  investment
  activities        0.26        2.32        0.71        1.66        4.34

Distributions

  Net investment
  income           (0.28)      (0.37)      (0.38)      (0.39)      (0.40)

  Net realized
  gain             (0.36)      (1.13)      (0.85)      (0.61)      (0.61)

  Total
  distributions    (0.64)      (1.50)      (1.23)      (1.00)      (1.01)

NET ASSET VALUE
End of
period         $   19.17   $   19.55   $   18.73   $   19.25   $   18.59
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return
(diamond)           1.46%      13.05%       3.72%       9.07%      28.85%

Ratio of total
expenses to
average net
assets              0.85%       0.85%       0.85%       0.85%       0.85%

Ratio of net
investment income
(loss) to average
net assets          1.50%       1.98%       1.90%       2.15%       2.56%

Portfolio turnover
rate                17.2%       38.7%       32.6%       18.2%       20.5%

Net assets,
end of period
(in thousands) $ 775,573   $ 645,106   $ 595,433   $ 526,952   $ 344,724

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Equity Income Portfolio
December 31, 2001

                                                Shares/Par                Value
--------------------------------------------------------------------------------
                                                                   In thousands
COMMON STOCKS 95.6%

CONSUMER DISCRETIONARY 13.1%

Auto Components 0.2%

TRW                                                 51,400      $         1,904

                                                                          1,904


Automobiles 0.4%

Ford Motor                                         191,700                3,014

                                                                          3,014


Hotels, Restaurants & Leisure 2.6%

Hilton                                             403,900                4,411

McDonald's                                         255,200                6,755

Starwood Hotels & Resorts
Worldwide, REIT                                    293,905                8,773

                                                                         19,939


Household Durables 1.9%

Black & Decker                                      78,500                2,962

Fortune Brands                                     203,300                8,049

Stanley Works                                       73,300                3,413

                                                                         14,424


Leisure Equipment & Products 1.5%

Eastman Kodak                                      206,700                6,083

Hasbro                                             363,100                5,893

                                                                         11,976

Media 4.2%

Disney                                             477,900                9,902

Dow Jones                                          111,300                6,091

Knight-Ridder                                      146,400                9,506

McGraw-Hill                                         37,000                2,256

Reader's Digest (Class A)                          213,300                4,923

                                                                         32,678

Multiline Retail 1.3%

J.C. Penney                                        109,400                2,943

May Department Stores                              199,600                7,381

                                                                         10,324


Specialty Retail 1.0%

Toys "R" Us *                                      364,000                7,549

                                                                          7,549

Total Consumer Discretionary                                            101,808


CONSUMER STAPLES 9.4%

Beverages 0.9%

Brown-Forman (Class B)                             108,900                6,817

                                                                          6,817

Food Products 3.1%

Campbell                                           222,000      $         6,631

General Mills                                      109,300                5,685

Hershey Foods                                      109,700                7,427

Kellogg                                             51,600                1,553

McCormick                                           73,900                3,101

                                                                         24,397

Household Products 2.4%

Clorox                                             150,700                5,960

Kimberly-Clark                                      77,200                4,617

Procter & Gamble                                   104,100                8,237

                                                                         18,814

Personal Products 1.1%

Gillette                                           243,700                8,140

                                                                          8,140


Tobacco 1.9%

Philip Morris                                      110,600                5,071

UST                                                265,500                9,293

                                                                         14,364

Total Consumer Staples                                                   72,532


ENERGY 10.7%

Energy Equipment & Services 0.4%

Baker Hughes                                        86,300                3,147

                                                                          3,147

Oil & Gas 10.3%

Amerada Hess                                       133,800                8,363

BP ADR                                             286,296               13,316

ChevronTexaco                                      222,876               19,972

Exxon Mobil                                        445,222               17,497

Royal Dutch Petroleum ADR                          158,100                7,750

Unocal                                             234,000                8,440

Marathon Oil                                       147,000                4,410

                                                                         79,748

Total Energy                                                             82,895


FINANCIALS 19.5%

Banks 7.2%

Bank of America                                    108,800                6,849

Bank One                                           279,627               10,919

FleetBoston Financial                              306,917               11,202

Mellon Financial                                   290,400               10,925

Mercantile Bankshares                              128,950                5,549

National City                                      145,100                4,243

Wells Fargo                                        133,660                5,808

                                                                         55,495

Diversified Financials 5.2%

American Express                                   240,400      $         8,580

Citigroup                                          191,164                9,650

Fannie Mae                                         102,600                8,157

J.P. Morgan Chase                                  220,570                8,018

Moody's                                            148,400                5,915

                                                                         40,320

Insurance 5.7%

AIG                                                 98,012                7,782

Aon                                                127,100                4,515

Chubb                                              118,800                8,197

Lincoln National                                    84,700                4,114

Prudential *                                        39,400                1,308

SAFECO                                             237,700                7,392

St. Paul Companies                                  70,076                3,081

UnumProvident                                      309,700                8,210

                                                                         44,599


Real Estate 1.4%

Rouse, REIT                                        173,100                5,070

Simon Property, REIT                               200,636                5,885

                                                                         10,955

Total Financials                                                        151,369


HEALTH CARE 6.0%

Health Care Equipment & Supplies 0.6%

Becton, Dickinson                                  128,600                4,263

                                                                          4,263


Pharmaceuticals 5.4%

Abbott Laboratories                                122,700                6,841

American Home Products                             195,400               11,990

Bristol-Myers Squibb                               162,100                8,267

Merck                                              147,600                8,679

Schering-Plough                                    178,200                6,381

                                                                         42,158

Total Health Care                                                        46,421


INDUSTRIALS & BUSINESS SERVICES 16.7%

Aerospace & Defense 4.6%

Honeywell International                            408,200               13,805

Lockheed Martin                                    251,200               11,724

Raytheon                                           133,200                4,325

Rockwell Collins                                   315,400                6,150

                                                                         36,004

Building Products 0.0%

Armstrong World *                                   57,700      $           197

                                                                            197

Commercial Services & Supplies 2.4%

Dun & Bradstreet *                                  97,400                3,438

R.R. Donnelley                                     162,400                4,822

Waste Management                                   333,872               10,654

                                                                         18,914


Electrical Equipment 1.8%

Cooper Industries                                  148,967                5,202

Hubbell (Class B)                                  180,900                5,315

Rockwell                                           204,800                3,657

                                                                         14,174


Industrial Conglomerates 2.8%

3M                                                  94,100               11,124

GE                                                 200,300                8,028

Textron                                             52,400                2,172

                                                                         21,324

Machinery 1.5%

Eaton                                               57,800                4,301

Pall                                               300,100                7,220

                                                                         11,521


Road & Rail 2.5%

Norfolk Southern                                   329,100                6,032

Union Pacific                                      237,000               13,509

                                                                         19,541


Trading Companies & Distributors 1.1%

Genuine Parts                                      221,650                8,135

                                                                          8,135

Total Industrials & Business Services                                   129,810


INFORMATION TECHNOLOGY 4.3%

Communications Equipment 1.2%

Corning                                            230,700                2,058

Lucent Technologies                                382,600                2,406

Motorola                                           340,600                5,116

                                                                          9,580


Computers & Peripherals 0.9%

COMPAQ Computer                                    334,500                3,265

Hewlett-Packard                                    180,000                3,697

                                                                          6,962

IT Consulting & Services 0.2%

Unisys *                                           136,700                1,714

                                                                          1,714

Office Electronics 0.2%

Xerox                                              136,800      $         1,426

                                                                          1,426


Semiconductor Equipment & Products 1.1%

Agere Systems *                                    428,900                2,440

Texas Instruments                                  210,000                5,880

                                                                          8,320


Software 0.7%

Microsoft *                                         76,200                5,049

                                                                          5,049

Total Information Technology                                             33,051


MATERIALS 5.8%

Chemicals 3.7%

Dow Chemical                                       159,800                5,398

DuPont                                             219,900                9,348

Great Lakes Chemical                               172,400                4,186

Hercules *                                         284,800                2,848

International Flavors
& Fragrances                                       226,500                6,729

                                                                         28,509


Metals & Mining 0.3%

Inco *                                              72,200                1,223

Phelps Dodge                                        38,300                1,241

                                                                          2,464


Paper & Forest Products 1.8%

International Paper                                275,853               11,131

Mead                                                79,400                2,452

                                                                         13,583

Total Materials                                                          44,556


TELECOMMUNICATION SERVICES 7.0%

Diversified Telecommunication Services 7.0%

Alltel                                             156,800                9,679

AT&T                                               296,500                5,379

BellSouth                                          177,400                6,768

Qwest Communications International                 446,800                6,313

SBC Communications                                 257,968               10,105

Sprint                                             264,300                5,307

Verizon Communications                             227,142               10,780

Total Telecommunication Services                                         54,331


UTILITIES 3.1%

Electric Utilities 2.9%

Constellation Energy Group                         275,100      $         7,304

Duke Energy                                         85,300                3,349

Exelon                                              98,812                4,731

FirstEnergy                                        134,220                4,695

Niagara Mohawk *                                   140,900                2,498

                                                                         22,577


Gas Utilities 0.2%

NiSource                                            74,000                1,707

                                                                          1,707

Total Utilities                                                          24,284

Total Common Stocks (Cost $692,282)                                     741,057


CONVERTIBLE PREFERRED STOCKS 0.1%

Lucent Technologies *                                  435                  492

Total Convertible Preferred Stocks
(Cost $435)                                                                 492

U.S. GOVERNMENT OBLIGATIONS/AGENCIES 0.2%

U.S. Treasury Bonds
6.00%, 2/15/26                                     500,000                  515

6.25%, 8/15/23                                      20,000                   21

U.S. Treasury Notes
5.625%, 2/15/06                                    250,000                  263

5.75%, 8/15/03                                     400,000                  419

5.875%, 2/15/04                                     20,000                   21

7.00%, 7/15/06                                     400,000                  443

Total U.S. Government
Obligations/Agencies (Cost $1,530)                                        1,682

Short-Term Investments 4.0%

Money Market Fund 4.0%

T. Rowe Price Reserve Investment
Fund, 2.43% #                                   31,406,910               31,407

Total Short-Term
Investments (Cost $31,407)                                               31,407



T. Rowe Price Equity Income Portfolio
December 31, 2001

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands


Total Investments in Securities
99.9% of Net Assets (Cost $725,654)                             $       774,638

Other Assets Less Liabilities                                               935

NET ASSETS                                                      $       775,573
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $           145

Undistributed net realized gain (loss)                                    1,006

Net unrealized gain (loss)                                               48,984

Paid-in-capital applicable
to 40,465,319 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                         725,438

NET ASSETS                                                      $       775,573
                                                                ---------------


NET ASSET VALUE PER SHARE                                       $         19.17
                                                                ---------------


   #  Seven-day yield

   *  Non-income producing

 ADR  American Depository Receipts

REIT  Real Estate Investment Trust



Statement of Operations
T. Rowe Price Equity Income Portfolio
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)
Income
  Dividend                                                 $   15,140
  Interest                                                      1,532

  Total income                                                 16,672

Expenses
  Investment management and administrative                      6,021

Net investment income (loss)                                   10,651

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                          8,940

Change in net unrealized gain
(loss) on securities                                          (10,363)

Net realized and unrealized gain (loss)                        (1,423)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    9,228
                                                           ----------


The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $        10,651      $        11,254

  Net realized gain (loss)                           8,940               30,438

  Change in net unrealized gain (loss)             (10,363)              29,048

  Increase (decrease) in net assets
  from operations                                    9,228               70,740

Distributions to shareholders
  Net investment income                            (10,443)             (11,326)
  Net realized gain                                (13,425)             (34,476)

  Decrease in net assets from
  distributions                                    (23,868)             (45,802)

Capital share transactions*
  Shares sold                                      206,116              109,879
  Distributions reinvested                          23,868               45,802

  Shares redeemed                                  (84,877)            (130,946)

  Increase (decrease) in net assets
  from capital share transactions                  145,107               24,735

Net Assets
Increase (decrease) during period                  130,467               49,673
Beginning of period                                645,106              595,433

End of period                              $       775,573      $       645,106
                                           -------------------------------------

*Share information
  Shares sold                                       10,635                5,918
  Distributions reinvested                           1,281                2,478
  Shares redeemed                                   (4,450)              (7,195)

  Increase (decrease) in shares
  outstanding                                        7,466                1,201


The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
December 31, 2001


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $270,275,000 and $116,120,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

  Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------
Ordinary income                                            $12,663,000
Long-term capital gain                                      11,205,000

Total distributions                                        $23,868,000
                                                           -----------


  The tax-basis components of net assets at December 31, 2001 were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                    $102,679,000
Unrealized depreciation                                     (53,695,000)

Net unrealized appreciation (depreciation)                   48,984,000
Undistributed ordinary income                                   512,000
Undistributed long-term capital gain                            639,000

Distributable earnings                                       50,135,000
Paid-in capital                                             725,438,000

Net assets                                                 $775,573,000
                                                           ------------


  At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $725,654,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $631,000 was payable at December 31, 2001. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $1,411,000 and are reflected as interest income in the accompanying Statement of Operations.



Report of Independent Accountants

  To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Equity Income Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price Equity Income Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  Baltimore, Maryland
  January 18, 2002



T. Rowe Price Equity Income Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

o    $2,220,000 from short-term capital gains,

o $11,205,000 from long-term capital gains, subject to the 20% rate gains category,

For corporate shareholders, $11,954,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Equity Income Portfolio


ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Equity Income Portfolio held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:                                               55,803,532.057
Withhold:                                                   1,339,603.458

Total:                                                     57,143,135.515

John H. Laporte
Affirmative:                                               55,810,541.169
Withhold:                                                   1,332,594.346

Total:                                                     57,143,135.515

Calvin W. Burnett
Affirmative:                                               55,659,905.332
Withhold:                                                   1,483,230.183

Total:                                                     57,143,135.515

Anthony W. Deering
Affirmative:                                               55,788,993.176
Withhold:                                                   1,354,142.339

Total:                                                     57,143,135.515

Donald W. Dick, Jr.
Affirmative:                                               55,817,878.128
Withhold:                                                   1,325,257.387

Total:                                                     57,143,135.515

David K. Fagin
Affirmative:                                               55,794,498.135
Withhold:                                                   1,348,637.380

Total:                                                     57,143,135.515

F. Pierce Linaweaver
Affirmative:                                               55,772,705.044
Withhold:                                                   1,370,430.471

Total:                                                     57,143,135.515

Hanne M. Merriman
Affirmative:                                               55,778,160.590
Withhold:                                                   1,364,974.925

Total:                                                     57,143,135.515

John G. Schreiber
Affirmative:                                               55,792,076.709
Withhold:                                                   1,351,058.806

Total:                                                     57,143,135.515

Hubert D. Vos
Affirmative:                                               55,692,022.493
Withhold:                                                   1,451,113.022
Total:                                                     57,143,135.515

Paul M. Wythes
Affirmative:                                               55,702,534.019
Withhold:                                                   1,440,601.496
Total:                                                     57,143,135.515

James S. Riepe
Affirmative:                                               55,791,955.722
Withhold:                                                   1,351,179.793

Total:                                                     57,143,135.515



T. Rowe Price Equity Income Portfolio

Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  2001        Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
1/28/45                               Officer, The Rouse
                                      Company, real
                                      estate developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1994        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1994        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources Ltd.,             Canyon
                                      and Canyon                  Resources,
                                      Resources,                  Corp.
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental &
                                      civil
                                      engineers
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1994        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
* Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 in          Centaur                     Residential
100 East                  2001        Capital                     Properties
Pratt                                 Partners,                   Trust,
Street                                Inc., a                     Host Marriott
10/21/46                              real estate                 Corporation,
                                      investment                  and The
                                      company;                    Rouse
                                      Senior Advisor              Company,
                                      and Partner,                real estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1994        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1994        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures, a
Street                                venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity
                                      capital
                                      to young
                                      high technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
* Each director serves until election of a successor.



T. Rowe Price Equity Income Portfolio

Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
John H.      Director     Elected     Managing         15         Not
Laporte                   1994        Director,                   Applicable
100 East                              T. Rowe
Pratt                                 Price;
Street                                Managing
7/26/45                               Director
                                      and Director,
                                      T. Rowe
                                      Price
                                      Group, Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not
Riepe                     1994        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Director and
Street                                Managing
6/25/43                               Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.;
                                      Director and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services,
                                      Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.;
                                      Chairman of
                                      the Board,
                                      Director,
                                      President and
                                      Trust
                                      Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1994        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
* Each director serves until election of a successor.